UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2013 (August 7, 2013)

New Residential Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35777	45-3449660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip code)

212-479-3150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operation and Financial Condition.

On August 7, 2013, New Residential Investment Corp. (the “Company”) issued a press release announcing the Company’s results for its fiscal quarter ended June 30, 2013. A copy of the Company’s press release and a copy of the transcript of the related conference call are attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein solely for purposes of this Item 2.02 disclosure.

This Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release, dated August 7, 2013, issued by New Residential Investment Corp.

99.2	Transcript of conference call, dated August 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.

Date: August 9, 2013	By:	/s/ Jonathan R. Brown
Jonathan R. Brown
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated August 7, 2013, issued by New Residential Investment Corp.

99.2	Transcript of conference call, dated August 7, 2013

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